Select S&P Industrial Strategy Summary

                            DEFINED ASSET FUNDS[SM]

Time In The Market

Average Annual Total Returns For Periods Ending December 31, 1996

              Strategy                                   S&P
               Stocks        DJIA*      S&P 500*      Industrial*

 3  Year       21.35%       22.57%       19.44%          19.56%
 5  Year       16.13%       18.20%       15.07%          14.48%
10  Year       19.13%       16.49%       15.20%          15.30%
15  Year       21.35%       18.27%       16.57%          16.46%
20  Year       18.88%       14.27%       14.33%          14.21%
25  Year       17.55%       12.76%       12.35%          12.25%

[A mountain chart, captioned "Hypothetical Growth of $10,000 invested in 1972 through 3/31/97", compares the cumulative annual performance from 1972 through 1996 between the Strategy Stocks (yellow), the Dow Jones Industrial Average
(pink), the S&P 500 (purple), and the S&P Industrial (green). A box in the lower left quadrant indicates the components of the chart. The y axis reflects years in 1 year increments. The initial value of each is $10,000; the ending values are as follows: $585,489 (Strategy Stocks); $206,721
(DJIA); $188,717 (S&P 500); $184,512 (S&P Industrial).]

                        Annual Total Returns
                        Periods Ending December 31

                         1972       1973       1974       1975       1976          1977       1978      1979      1980      1981
 Strategy Stocks        17.80%    -16.66%     -3.16%     42.19%     32.53%        -4.34%      8.04%    28.18%    20.04%     9.64%
            DJIA        18.21%    -13.12%    -23.14%     44.40%     22.72%       -12.71%      2.69%    10.52%    21.41%    -3.40%
         S&P 500        18.98%    -14.66%    -26.47%     36.92%     23.53%        -7.19%      6.39%    18.02%    31.50%    -4.83%
  S&P Industrial        19.83%    -14.61%    -26.54%     36.78%     22.59%        -8.20%      7.50%    18.40%    32.98%    -6.69%

                         1982       1983       1984       1985       1986          1987       1988      1989      1990      1991
Strategy Stocks         27.59%     26.45%     14.22%     31.64%     30.44%         4.53%     43.56%    36.99%     3.00%    28.73%
            DJIA        25.79%     25.68%      1.06%     32.78%     26.91%         6.02%     15.95%    31.71%    -0.57%    23.93%
         S&P 500        20.26%     22.27%      5.95%     31.43%     18.37%         5.67%     16.58%    31.11%    -3.20%    30.51%
  S&P Industrial        20.14%     22.79%      4.09%     30.08%     18.54%         9.13%     15.80%    29.30%    -0.84%    30.39%

                         1992       1993       1994       1995       1996         3/31/97
 Strategy Stocks        13.36%      4.29%     13.28%     38.25%     14.10%         2.87%
            DJIA         7.34%     16.72%      4.95%     36.48%     28.57%         2.63%
         S&P 500         7.67%      9.97%      1.30%     37.10%     22.69%         2.70%
  S&P Industrial         5.63%      8.90%      3.75%     34.26%     22.70%         2.67%

The data above represent past performance and are no guarantee of future results. The figures compare hypothetical performance of the S&P Industrial Strategy Stocks (not any actual Portfolio) with the actual performance of the DJIA, S&P 500 Composite Stock Price Index and the S&P Industrial Index. There can be no assurance that any Portfolio will outperform these indices. Annual total returns represent price changes plus dividends distributed. Average annual returns and the chart show dividends reinvested at each year end. The results shown do not reflect sales charges, commissions, expenses or taxes.

If Portfolio sales charges and expenses were deducted from the Strategy Stocks only, the Strategy Stocks would have underperformed the DJIA in 11, the S&P 500 in 10, and the S&P Industrial Index in 9, of the last 25 years. Portfolio performance will also differ from Strategy Stock because Portfolios are established and liquidated at different times during the year, they normally purchase and sell stocks at prices different from the closing prices used in determining Portfolio unit price, Portfolios are not fully invested at all times and stocks may not be weighted equally.

*"Standard & Poor's," "S&P" and "S&P 500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Defined Asset Funds. The Portfolio is not sponsored, managed, sold or promoted by Standard & Poor's. The name "Dow Jones Industrial Average" is the property of Dow Jones & Company, Incorporated.

The Portfolio

The Defined Asset Funds[SM] Select S&P Industrial Portfolio uses a proprietary four-part screening process, to select 15 high dividend-yielding stocks from the overall Index. The result is a Portfolio that seeks to provide a combination of value, capital appreciation and current dividend income.

The Selection Process

The Select S&P Industrial Portfolio looks for potential values in the equity market by investing in quality companies in the S&P Industrial Index, a subset of the S&P 500, that may be out of favor. We do this by employing a disciplined four-part screening process:

1. Defining the Universe. We begin with the S&P Industrial Index, and remove any stocks that are in the Dow Jones Industrial Average (DJIA).

2. Quality Screen. Only stocks that are ranked A+ or A by Standard & Poor's are included.

3. Market Capitalization. The stocks are then ranked by their market capitalization from highest to lowest, and the lowest 25% are eliminated.

4. Highest Dividend Yield. The remaining stocks are ranked according to dividend yield. The 15 highest-yielding stocks are selected for the Portfolio.

The Defined Asset Funds Select Strategy

Like each Portfolio in the Defined Asset Funds Select Series, the Select S&P Industrial Portfolio employs a "buy and hold" style of investing for approximately one year following a disciplined investment strategy. At the end of one year, the screening process is reapplied and a new Portfolio is selected. You can reinvest your earnings into the new Portfolio, if available, or you can redeem your investment.

Although the Select Portfolios are one year investments, we recommend staying with the Strategy for at least three to five years.

Defined Advantages

With the Select S&P Industrial Portfolio, you have a convenient way to invest in a Portfolio that provides a variety of advantages.

bullet Low minimum investment. You can get started with the Select S&P Industrial Portfolio with as little as $250.

bullet  No sell decisions.   You are buying and holding for about a year, a
        Portfolio of established companies with relatively high dividend yields.

bullet A deferred sales charge. You pay only part of your total sales charge when you buy, since most will be collected on a deferred basis. This way, more of your money is put to work immediately.

bullet Reinvestment. You may choose to reinvest your dividends, subject only to the deferred sales charge, to compound your income.

bullet Year-end rollover. Each Portfolio liquidates in about one year, at which time you'll have the opportunity to reinvest your proceeds into the next Portfolio, if available.

Defining Your Risks

The Select S&P Industrial Portfolio is designed for investors able and willing to assume the risks generally associated with equity investments, and may not be appropriate for those seeking preservation of capital or high current income. The value of this investment will fluctuate with the value of the underlying stocks and the sales price may be more or less than the original cost. There can be no assurance that dividend rates will be maintained or that stock prices will not decrease.

About Standard & Poor's
-----------------------------------------------------------------------------

STANDARD & POOR'S is a leading financial information and investment research company. Since 1860, they have provided investors with financial research, benchmarks and market data. Its most notable benchmark, the S&P 500 Composite Stock Price Index, features utility, financial, transportation and industrial stocks. The S&P Industrial Index, a sub-set of the S&P 500, includes only highly capitalized industrial stocks.

For more complete information about the latest Equity Income Fund Select Industrial Portfolio, including sales charges and expenses, ask your financial professional for a free prospectus. Read the prospectus carefully before you invest.

Units of the next Series are not yet available. Information contained herein is subject to amendment. A registration statement relating to the securities of the next series has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This brochure shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state.

[Copyright] 1997 Merrill Lynch, Pierce, Fenner & Smith Incorporated. Member SIPC. 11585IN-4/97